Exhibit 21

FEDERAL-MOGUL HOLDINGS CORPORATION SUBSIDIARIES

The direct and indirect operating subsidiaries of the Company and their respective States or other jurisdictions of incorporation as of December 31, 2014 are as follows:

Name of Subsidiaries	Country	Percentage of Voting Stock Owned Directly and Indirectly by Federal-Mogul

Federal Mogul Argentina SA.	Argentina	96.3%
Federal-Mogul Plasticos Puntanos, S.A.	Argentina	96.3%
Federal-Mogul Pty Ltd	Australia	100.0%
Federal-Mogul Automotive Pty Ltd.	Australia	100.0%
FM Motorparts Pty Ltd.	Australia	100.0%
Federal-Mogul S.A.	Belgium	100.0%
Federal-Mogul EMEA Distribution Services, BVBA	Belgium	100.0%
Federal-Mogul Global Aftermarket EMEA BVBA	Belgium	100.0%
Coventry Assurance, Ltd.	Bermuda	100.0%
Federal Mogul Componentes de Motores Ltda.	Brazil	100.0%
Federal-Mogul Friction Products Sorocaba - Sistemas Automotivos Ltda.	Brazil	100.0%
Federal-Mogul Industria de Autopecas Ltda.	Brazil	100.0%
Federal-Mogul Sistemas Automotivos Ltda.	Brazil	100.0%
Federal-Mogul Participacoes e Investimentos, LTDA	Brazil	100.0%
Federal-Mogul Canada Limited	Canada	100.0%
Federal-Mogul (Changshu) Automotive Parts Co., Ltd	China	100.0%
Federal-Mogul (Chongqing) Friction Materials Co., Ltd	China	100.0%
Federal-Mogul (Dalian) Co., Ltd.	China	100.0%
Federal-Mogul (Shanghai) Automotive Parts Co., Ltd.	China	100.0%
Federal-Mogul ARN (Anqing) Powder Metallurgy Co., Ltd	China	100.0%
Federal-Mogul Dongsuh (Qingdao) Pistons Co., Ltd.	China	75.5%
Federal-Mogul Friction Products Co. Ltd.	China	100.0%
Federal-Mogul (China) Co., Ltd..	China	100.0%
Federal-Mogul Deva (Qingdao) Automotive Parts Co., Ltd.	China	100.0%
Federal-Mogul Qingdao Pistons Co. Ltd.	China	61.5%
Federal-Mogul Sealing System (Nanchang) Co., Ltd.	China	100.0%
Federal-Mogul Shanghai Bearings Co., Ltd	China	60.0%
Federal-Mogul Shanghai Compound Material Co., Ltd.	China	60.0%
Federal-Mogul Zhengsheng (Changsha) Piston Ring Co., LTD	China	95.0%
Federal Mogul de Costa Rica, Sociedad Anonima	Costa Rica	100.0%
Sapav Marketing Ltd.	Cyprus	100.0%
Sibirica Energy Limited	Cyprus	100.0%
Federal-Mogul Friction Products A.S.	Czech Rep.	100.0%
Federal-Mogul Aftermarket Egypt LTD	Egypt	100.0%
Ateliers Juliette Adam SAS	France	100.0%
Federal Mogul Aftermarket France SAS	France	100.0%
Federal-Mogul Financial Services SAS	France	100.0%
Federal-Mogul Friction Products SAS	France	100.0%
Federal-Mogul Ignition Products SAS	France	100.0%
Federal Mogul Operations France SAS	France	100.0%
Federal Mogul Piston Rings SAS	France	100.0%
Federal-Mogul Sealing System SAS	France	100.0%
Federal-Mogul Services Sarl	France	100.0%
Federal-Mogul Systems Protection SAS	France	100.0%
Federal-Mogul SAS	France	100.0%
Fonciere de Liberation SAS	France	100.0%

Saxid SAS	France	100.0%
Federal-Mogul Aftermarket GmbH	Germany	100.0%
Federal-Mogul Automotive GmbH & Co. KG	Germany	100.0%
Federal-Mogul Automotive Verwaltungs GmbH	Germany	100.0%
Federal-Mogul Betriebsgrundstücke Burscheid GmbH	Germany	100.0%
Federal-Mogul Bremsbelag GmbH	Germany	100.0%
Federal-Mogul Burscheid Beteiligungs GmbH	Germany	100.0%
Federal-Mogul Burscheid GmbH	Germany	100.0%
Federal-Mogul Deva GmbH	Germany	100.0%
Federal-Mogul Friction GmbH	Germany	100.0%
Federal-Mogul Friction Materials Germany GmbH	Germany	100.0%
Federal-Mogul Friction Products GmbH	Germany	100.0%
Federal-Mogul Friction Products International GmbH	Germany	100.0%
Federal-Mogul Friedberg GmbH	Germany	100.0%
Federal-Mogul Heinsberg GmbH	Germany	100.0%
Federal-Mogul Holding Deutschland GmbH	Germany	100.0%
Federal-Mogul Ignition GmbH	Germany	100.0%
Federal-Mogul Immobilien GmbH	Germany	100.0%
Federal-Mogul Nurenberg GmbH	Germany	100.0%
Federal-Mogul Powertrain Russia GmbH	Germany	100.0%
Federal-Mogul Sealing Systems Bretten GmbH	Germany	100.0%
Federal-Mogul Sealing Systems GmbH	Germany	100.0%
Federal-Mogul TP Europe Gmbh & Co. KG	Germany	66.7%
Federal-Mogul TP Piston Rings GmbH	Germany	66.6%
Federal-Mogul Valvetrain GmbH	Germany	100.0%
Federal-Mogul Vermogensverwaltungs GmbH	Germany	100.0%
Federal-Mogul Verwaltungs und Beteiligungs GmbH	Germany	100.0%
Federal-Mogul Wiesbaden GmbH	Germany	100.0%
Goetze Wohnungsbau GmbH .	Germany	100.0%
Platin 966. GmbH .	Germany	100.0%
Weyburn-Bartel GmbH	Germany	100.0%
Federal-Mogul de Guatemala, S.A.	Guatemala	100.0%
Curzon Insurance Limited.	Guernsey	100.0%
Federal-Mogul (T&N) Hong Kong Limited	Hong Kong	100.0%
Federal-Mogul World Trade (Asia) Limited	Hong Kong	100.0%
Federal-Mogul Hungary Kft	Hungary	100.0%
Federal Mogul Wipers Hungary Kft	Hungary	100.0%
Federal-Mogul Ignition Products India Limited	India	100.0%
Federal-Mogul Bearing India Limited	India	63.9%
Federal-Mogul Goetze (India) Limited.	India	75.0%
Federal-Mogul PTSB India Private Limited	India	100.0%
Federal-Mogul TPR (India) Limited.	India	62.7%
Federal-Mogul VSP (India) Limited	India	100.0%
Federal-Mogul Italy S.r.l.	Italy	100.0%
Saxid s.r.l.	Italy	100.0%
Federal Mogul Japan K.K.	Japan	100.0%
Federal-Mogul Asia Investments Holding Korea, Ltd.	Korea	100.0%
KFM Bearing Co., Ltd.	Korea	100.0%
KFM Innovative Technology Company Limited	Korea	100.0%
Federal-Mogul Luxembourg S. a. r. l.	Luxembourg	100.0%
Federal-Mogul Holdings, Ltd.	Mauritius Is	100.0%
Federal-Mogul Holding Mexico, S.A. de C.V.	Mexico	100.0%
Federal-Mogul de Matamoros, S.A. de C.V.	Mexico	100.0%
Federal-Mogul de Mexico, S.A. de C.V.	Mexico	99.4%
Federal-Mogul Distribucion de Mexico, S de RL de CV	Mexico	100.0%
Federal-Mogul Lighting, S.A. de C.V.	Mexico	100.0%
Federal-Mogul S.A. de C.V.	Mexico	98.3%
Federal-Mogul SP Mexico, S. de R.L. de C.V.	Mexico	100.0%

Federal-Mogul Valve Train S. de R.L. de C.V.	Mexico	100.0%
McCord Payen de Mexico S. de R.L.	Mexico	100.0%
Productos de Frenos Automotrices de Calidad S.A. de C.V.	Mexico	100.0%
Raimsa, S.A. de C.V.	Mexico	100.0%
Servicios Administrativos Industriales, S.A.	Mexico	100.0%
Servicio de Componentes Automotrices, S.A. de C.A.	Mexico	100.0%
Subensambles Internacionales, S.A. de S.V.	Mexico	100.0%
T&N de Mexico S.de R.L	Mexico	100.0%
Federal-Mogul Systems Protection Morocco SARL AU	Morocco	100.0%
Cooperatief Federal-Mogul Dutch Investments B.A.	Netherlands	100.0%
Federal-Mogul Investments B.V.	Netherlands	100.0%
Federal-Mogul Motorparts Holding B.V.	Netherlands	100.0%
Federal-Mogul Motorparts Minority Holding B.V.	Netherlands	100.0%
Federal-Mogul VCS Holding B.V.	Netherlands	100.0%
Federal-Mogul Motorparts Philippines, Inc.	Philippines	100.0%
Federal-Mogul Bimet Spolka Akcyjna	Poland	95.0%
Federal-Mogul Gorzyce S.A.	Poland	100.0%
Federal-Mogul Friction Products Ploiesti s.r.l.	Romania	100.0%
Federal-Mogul Friction Services s.r.l	Romania	100.0%
Federal-Mogul Dimitrovgrad LLC	Russia	100.0%
Federal-Mogul Naberezhyne Chelny LLC	Russia	50.0%
Federal-Mogul Powertrain Vostok OOO	Russia	100.0%
Federal-Mogul VCS OOO	Russia	100.0%
Torgovy Dom DZV CJSC	Russia	100.0%
Trend LLC	Russia	100.0%
Federal-Mogul Motorparts (Singapore) Pte. Ltd.	Singapore	100.0%
Federal-Mogul Singapore Investments Pte. Ltd.	Singapore	100.0%
Federal Mogul (Proprietary) Limited	South Africa	100.0%
Federal Mogul Aftermarket Southern Africa (Pty) Limited	South Africa	100.0%
Federal Mogul of South Africa (Pty) Ltd.	South Africa	100.0%
Federal Mogul Powertrain Systems S A (Proprietary Limited)	South Africa	100.0%
Federal-Mogul Aftermarket Espana, SA	Spain	51.0%
Federal-Mogul Friction Products Barcelona S.L.	Spain	100.0%
Federal-Mogul Friction Products SA	Spain	100.0%
Federal-Mogul Friction Spain S.L.	Spain	100.0%
Federal-Mogul Iberica, S.L	Spain	100.0%
F-M Holding Daros AB	Sweden	100.0%
Federal-Mogul Goteborg AB	Sweden	100.0%
Federal-Mogul Holding Sweden AB	Sweden	100.0%
Federal-Mogul GmbH	Switzerland	100.0%
Federal-Mogul Motorparts Taiwan Co., Limited	Taiwan	100.0%
Federal-Mogul (Thailand) Ltd.	Thailand	100.0%
Federal-Mogul Motorparts (Thailand) Limited	Thailand	100.0%
A.E. Group Machines Limited	UK	100.0%
AE International Limited	UK	100.0%
AE Limited	UK	100.0%
Federal-Mogul Aftermarket UK Limited	UK	100.0%
Federal-Mogul Asia Investments Limited	UK	100.0%
Federal-Mogul Bradford Limited	UK	100.0%
Lydmet Limited	UK	100.0%
Federal-Mogul Employee Trust Administration Limited	UK	100.0%
Federal-Mogul Engineering Limited	UK	100.0%
Federal-Mogul Friction Products Limited	UK	100.0%
Federal-Mogul Global Growth Limited	UK	100.0%
Payen International Limited	UK	100.0%
Federal-Mogul Sintered Products Limited	UK	100.0%
Federal-Mogul Technology Limited	UK	100.0%
Federal-Mogul Valvetrain Limited	UK	100.0%

Ferodo Limited	UK	100.0%
F-M Motorparts Limited	UK	100.0%
F-M Trademarks Limited	UK	100.0%
Leeds Piston Ring & Engineering Co. Ltd.	UK	100.0%
Sintration Limited	UK	100.0%
FDML Holdings Limited	UK	100.0%
Federal-Mogul UK Investments Limited	UK	100.0%
Federal-Mogul Limited	UK	100.0%
Piston Rings (UK) Ltd.	UK	100.0%
Saxid Limited	UK	100.0%
T&N Shelf Twenty-Six Limited	UK	100.0%
Wellworthy Limited	UK	100.0%
Federal-Mogul Finance 1, LLC	US-Delaware	100.0%
Carter Automotive Company, Inc.	US-Delaware	100.0%
Federal-Mogul Corporation	US-Delaware	100.0%
Federal-Mogul Finance 2, LLC	US-Delaware	100.0%
Federal-Mogul Global LLC	US-Delaware	100.0%
Federal-Mogul Ignition Company	US-Delaware	100.0%
Federal-Mogul Piston Rings, Inc.	US-Delaware	100.0%
Federal-Mogul Powertrain IP, LLC	US-Delaware	100.0%
Federal-Mogul Risk Advisory Serivces LLC	US-Delaware	100.0%
Federal-Mogul Transaction LLC	US-Delaware	100.0%
Federal-Mogul Motorparts Corporation	US-Delaware	100.0%
Federal-Mogul Valve Train International LLC	US-Delaware	100.0%
Ferodo America, Inc.	US-Delaware	100.0%
F-M Motorparts TSC, Inc.	US-Delaware	100.0%
Felt Products Mfg. Co.	US-Delaware	100.0%
FM International, LLC	US-Delaware	100.0%
Gasket Holdings Inc.	US-Delaware	100.0%
Muzzy-Lyon Auto Parts, Inc.	US-Delaware	100.0%
T&N Industries Inc.	US-Delaware	100.0%
Federal-Mogul Chassis LLC	US-Delaware	100.0%
Federal-Mogul Powertrain, Inc.	US-Michigan	100.0%
Federal-Mogul World Wide, Inc.	US-Michigan	100.0%
Speyside Real Estate, Inc.	US-Michigan	100.0%
Federal-Mogul Products, Inc.	US-Missouri	100.0%
Federal-Mogul de Venezuela, C.A.	Venezuela	100.0%
Federal-Mogul (Vietnam) Ltd	Vietnam	100.0%